                                                                     EXHIBIT 9.1

                        VOTING TRUST EXTENSION AGREEMENT

         THIS AGREEMENT entered into by and among those holders of Common Shares of SIFCO Industries, Inc. executing and delivering this Agreement
("Shareholders") and JANICE G. CARLSON and CHARLES H. SMITH, III, as Trustees and their successors in trust (said named Trustees and their successors being hereinafter called the "Trustees");

                                    WITNESSES

         As of February 1, 1997 certain shareholders of SIFCO Industries, Inc. (the "Company") entered into a Voting Trust Agreement (the "Trust Agreement") with respect to their shares of Common Stock in the Company; and

         Pursuant to Section 14 of the Trust Agreement, the term of Trust Agreement may be extended for an additional period not to exceed ten years upon the concurrence of the holders of Trust Certificates representing not less than 85% of the 2,002,947 shares deposited under the Trust Agreement, (after giving effect to stock dividends issued subsequent to the date of the Trust Agreement, the "Trust Shares"); and

         The shareholders constituting the holders of Trust Certificates representing not less than 85% of the Trust Shares, wish to extend the term of the Trust Agreement, on the terms and conditions set forth therein, for an additional five (5) years from January 31, 2002.

         NOW, THEREFORE, each Shareholder of the Company who becomes a party hereto agrees with each of the other such Shareholders for himself and his heirs, administrators, successors and assigns as follows:

         1. Extension of Trust Agreement. The Trust Agreement shall be extended, unless sooner terminated on the terms and conditions set forth therein, to January 31, 2007, upon the occurrence prior to January 31, 2002 of the earlier of either:

                (a) the execution of this Agreement by the holders of not less than 1,702,5005 shares of Common Stock of the Company, such number representing not less than 85% of the Trust Shares, or

                (b) the presentation to the Company of a certificate signed by the Secretary of the meeting, certifying that at a meeting duly called and held for the purpose of considering an extension, at a place in Cuyahoga County, Ohio, specified in a notice given either by the Trustees or a Trust Certificate holder, not less than ten (10) nor more than thirty (30) days prior to such meeting to each Trust Certificate holder under the Trust Agreement, the holders of Trust Certificates representing not less than eighty-five (85) percent of the Trust Shares voted in favor of this extension.

         2. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         3. Execution. This Extension Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute but one and the same instrument. This Extension Agreement shall inure to the benefit of, and be binding upon, all persons executing it and their respective heirs, executors, administrators, legatees and assigns.

                  IN WITNESS WHEREOF, the Trustees have executed and delivered this Extension Agreement and the Shareholders have become parties hereto in the manner herein before provided.

TRUSTEES:

/s/ Janice G. Carlson                                /s/ Charles H. Smith, III
---------------------                                -------------------------
Janice G. Carlson                                    Charles H. Smith, III

                        VOTING TRUST EXTENSION AGREEMENT

                               TO JANUARY 31, 2007

                                          NUMBER
SHAREHOLDER                              OF SHARES           SIGNATURE                   DATE
-----------                              ---------           ---------                   ----
C. H. Smith, Jr.                          243,367            /s/ C. H. Smith, Jr         1/14/02
                                                             -------------------------   -------

Florence Smith                              3,600            /s/ Florence Smith          1/14/02
                                                             -------------------------   -------

C. H. Smith Sr. Foundation                 75,463
        C. H. Smith, Jr., President                          /s/ C. H. Smith, Jr.        1/14/02
                                                             -------------------------   -------

Charles H. Smith, III                      59,337            /s/ C.H. Smith, III         1/12/02
                                                             -------------------------   -------

Hilda Smith                                 3,575            /s/ Hilda Smith             1/12/02
                                                             -------------------------   -------

Jennifer Smith (Cust)                       4,963            /s/ Charles H. Smith, III   1/12/02
                                                             -------------------------   -------

Jennifer C. Smith (TTEE)                   14,250            /s/ Charles H. Smith, III   1/12/02
                                                             -------------------------   -------

Jason Smith (Cust)                          4,838            /s/ Charles H. Smith, III   1/12/02
                                                             -------------------------   -------

C. Jason Smith (TTEE)                      14,250            /s/ Charles H. Smith, III   1/12/02
                                                             -------------------------   -------

Hudson D. Smith                            73,344            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

Deborah Ann Smith                           4,255            /s/ Deborah Smith           1/07/02
                                                             -------------------------   -------

Hudson D. Smith, Jr.                        4,576            /s/ Hudson D. Smith, Jr.    1/07/02
                                                             -------------------------   -------

Hudson D. Smith, Jr. (TTEE)                15,000            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

Cynthia R. Smith (Cust)                     4,576            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

Cynthia R. Smith (TTEE)                    15,200            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

C. Halle Smith (Cust)                       4,576            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

C. Halle Smith (TTEE)                      15,200            /s/ Hudson D. Smith         1/07/02
                                                             -------------------------   -------

                        VOTING TRUST EXTENSION AGREEMENT

                               TO JANUARY 31, 2007

                                          NUMBER
SHAREHOLDER                              OF SHARES           SIGNATURE                  DATE
-----------                              ---------           ---------                  ----
Deborah Morris                             61,741            /s/ Deborah Morris         12/25/01
                                                             -------------------------  --------

Robert J. Morris, Jr.                         225            /s/ Robert J. Morris, Jr   12/25/01
                                                             -------------------------  --------

Robert J. Morris, III                      18,863            /s/ Robert J. Morris, III  12/25/01
                                                             -------------------------  --------

Skylar D. Morris (Cust)                     2,250            /s/ Robert J. Morris, III  12/25/01
                                                             -------------------------  --------

Ryan C. Morris                             11,738            /s/ Ryan C. Morris         12/25/01
                                                             -------------------------  --------

Ryan C. Morris (TTEE)                       7,125            /s/ Deborah Morris         12/25/01
                                                             -------------------------  --------

Kaitlin Morris (Cust)                         100            /s/ Ryan C. Morris         12/25/01
                                                             -------------------------  --------

Adam Morris                                 4,613            /s/ Adam Morris            12/25/01
                                                             -------------------------  --------

Adam Morris (TTEE)                         14,250            /s/ Deborah Morris         12/25/01
                                                             -------------------------  --------

Molly D. Morris (Cust)                      4,613            /s/ Deborah Morris         12/25/01
                                                             -------------------------  --------

Molly D. Morris (TTEE)                     14,250            /s/ Deborah Morris         12/25/01
                                                             -------------------------  --------

                        VOTING TRUST EXTENSION AGREEMENT

                               TO JANUARY 31, 2007

                                          NUMBER
SHAREHOLDER                              OF SHARES           SIGNATURE                   DATE
-----------                              ---------           ---------                   ----
Phyllis S. Gotschall TTEE                 304,677            /s/ Phyllis S. Gotschall    12/22/01
                                                             ------------------------    --------

George D. Gotschall TTEE                   94,088            /s/ Phyllis S. Gotschall    12/22/01
                                                             ------------------------    --------

                                                             /s/ Jeffrey P. Gotschall    12/13/01
                                                             ------------------------    --------
Family Annuity TR #1                       43,500            /s/ Phyllis S. Gotschall    12/22/01
                                                             ------------------------    --------

                                                             /s/ Jeffrey P. Gotschall    12/13/01
                                                             ------------------------    --------
Family Annuity TR #2                       43,500            /s/ Phyllis S. Gotschall    12/22/01
                                                             ------------------------    --------

Jeffrey P. Gotschall                      104,700            /s/ Jeffrey P. Gotschall    12/2/01
                                                             ------------------------    --------

Dianne Gotschall                              400            /s/ Dianne Gotschall        12/2/01
                                                             ------------------------    --------

Judith A. Gotschall                        10,375            /s/ Judith A. Gotschall     12/9/01
                                                             ------------------------    --------

Andrew C. Gotschall                        10,375            /s/ Andrew C. Gotschall1    2/14/01
                                                             ------------------------    --------

Charles H. Gotschall (Cust)                10,375            /s/ Jeffrey P. Gotschall    12/13/01
                                                             ------------------------    --------

Craig Ramsey                                7,400            /s/ Craig Ramsey            12/13/01
                                                             ------------------------    --------

Alison Ramsey                               7,400            /s/ Alison Ramsey           12/13/01
                                                             ------------------------    --------

                        VOTING TRUST EXTENSION AGREEMENT

                               TO JANUARY 31, 2007

                                          NUMBER
SHAREHOLDER                              OF SHARES           SIGNATURE                  DATE
-----------                              ---------           ---------                  ----
Janice G. Carlson                         66,099             /s/ Janice G. Carlson      12/26/01
                                                             ----------------------     --------

Christie L. Lennen                        10,375             /s/ Christie L. Lennen     12/10/01
                                                             ----------------------     --------

David E. Fulcher                          10,375             /s/ David E. Fulcher       12/21/01
                                                             ----------------------     --------

Laura G. Gifford                          58,844             /s/ Laura G. Gifford       12/04/01
                                                             ----------------------     --------

Robert V. Gifford, Jr. (Cust)              7,000             /s/ Laura G. Gifford       12/04/01
                                                             ----------------------     --------

Robert V. Gifford, Jr. (TTEE)              9,450             /s/ Laura G. Gifford       12/04/01
                                                             ----------------------     --------

Terry G. Gifford (Cust)                    7,800             /s/ Laura G. Gifford       12/04/01
                                                             ----------------------     --------

                        VOTING TRUST EXTENSION AGREEMENT

                               TO JANUARY 31, 2007

                                          NUMBER
SHAREHOLDER                              OF SHARES           SIGNATURE                   DATE
-----------                              ---------           ---------                   ----
National City Bank, and its
successors, as trustee of
Fund A-1 under the trust
agreement between Rhea D. Smith
and National City Bank as trustee
dated December 8, 1981 as amended
and restated on September 16, 1989        112,356            /s/ Maurice Condon, Jr      2/17/01
                                                             ----------------------      --------

National City Bank, and its
successors, as trustee of Fund B
under the trust agreement between
Rhea D. Smith and National City
Bank as trustee dated December
8, 1981 as amended and
restated on September 16, 1989             41,313            /s/ Maurice Condon, Jr      12/17/01
                                                             ----------------------      --------

National City Bank TTEE U/A
FRW/CHS #33-3443034                       171,202            /s/ Maurice Condon, Jr      12/17/01
                                                             ----------------------      --------

National City Bank TTEE U/A
FRW/PSG #33-3443026                       171,207            /s/ Maurice Condon, Jr      12/17/01
                                                             ----------------------      --------